                                                                EX-10.(ll)

                         AMENDED AND RESTATED AGREEMENT
                             OF LIMITED PARTNERSHIP
                                       OF
                              NEW WORLD POWER TEXAS
                      RENEWABLE ENERGY LIMITED PARTNERSHIP

                    ----------------------------------------

                         Dated as of September 29, 1997

                    ----------------------------------------

              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

      THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (the "Agreement") of New World Power Texas Renewable Energy Limited Partnership (the "Partnership") is made as of this 29th day of September 1997 by The New World Power Corporation, a Delaware corporation ("New World"), as a general partner and DB Power, Inc., a Delaware corporation ("DB Power"), as a general partner and limited partner. New World and DB are referred to herein collectively as the "General Partners" and individually as a "General Partner." DB Power is also referred to herein as the "Limited Partner."

      WHEREAS, New World was invited to negotiate a power purchase agreement with Texas Utilities Electric Company ("Texas Utilities"); and

      WHEREAS, New World and Texas Utilities agreed that New World should form a limited partnership to enter into the power purchase agreement; and

      WHEREAS, both New World and John D. Kuhns desired to form a limited partnership for the purpose of executing a power purchase agreement with Texas Utilities and for the purpose of constructing, maintaining and operating a windfarm in the Big Springs, Texas area; and

      WHEREAS, New World as General Partner and John D. Kuhns as the limited partner entered into an agreement of limited partnership as of September 12, 1994 for the purpose of forming the Partnership; and

      WHEREAS, the Partnership is a party to that certain Renewable Resource Energy Purchase Agreement dated September 13, 1994 with Texas Utilities as same has been amended to date; and

      WHEREAS, pursuant to a Bill of Sale dated February 1997 (the "Bill of Sale"), New Power purported to assign 50% of its interest in the Partnership to DB Power; and

      WHEREAS, New Power and DB Power wish to rescind the Bill of Sale and have DB Power acquire a general partnership interest directly from the Partnership and thereby become a general partner of the Partnership; and

      WHEREAS, DB Power has purchased the limited partnership interest of John
D. Kuhns pursuant to the terms of that certain Assignment of Limited Partnership Interest dated September 29, 1997; and

      WHEREAS, New World and DB Power desire to amend the agreement of limited partnership to admit DB Power as a general partner and limited partner of the Partnership and to make certain other changes thereto,

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto covenant and agree as follows:

1. ORGANIZATION AND RELATED MATTERS.

      1.1 Rescission of Bill of Sale; Admission of New Partners. (a) New Power and DB Power hereby rescind and cancel the Bill of Sale with the same effect as though it was never entered into and each of such parties will be restored to the position it occupied immediately prior to entering into the Bill of Sale.

            (b) Effective as of the date hereof: (i) DB Power hereby is admitted as a second general partner of the Partnership and (ii) DB Power is admitted as a limited partner of the Partnership in substitution for John D. Kuhns.

      1.2 Continuation of Limited Partnership. The parties to this Agreement hereby continue a limited partnership pursuant to and in accordance with the provisions of the Delaware Revised Uniform Limited Partnership Act (the "Act").

      1.3 Name. The name of the Partnership shall be "New World Power Texas Renewable Energy Limited Partnership."

      1.4 Purpose. The purpose of the Partnership is to negotiate and execute a power purchase agreement with Texas Utilities Electric Company ("Texas Utilities"), to construct, maintain and operate a windfarm to generate electricity to sell to Texas Utilities, to acquire rights in real property in connection with the foregoing, and to do all things relating thereto or in connection therewith.

      1.5   Principal Office and Registered Office.

            (a) The principal office of the Partnership shall be 500 Rue Notre Dame, 3rd Floor, Lachine, Quebec, Canada H8S 2B2, or at such other place as may from time to time be designated by the General Partners. The General Partners shall give prompt notice of any such change to each Partner (as hereinafter defined). The Partnership may maintain such additional offices as the General Partners may determine.

            (b) The registered office of the Partnership shall be at 1209 Orange Street, Corporate Trust Center, Wilmington, Delaware 19801. The name of the registered agent in charge thereof shall be The Corporation Trust Company. The General Partners may from time to time change such registered office and registered agent and shall give prompt notice of any such change to each Partner.

      1.6 Fiscal Year. The fiscal year of the Partnership shall end on the 31st day of December in each year.

      1.7 Term. The Partnership commenced upon the date a certificate of limited partnership with respect to the Partnership was filed in the office of the Secretary of State of the State of Delaware and shall continue until dissolved pursuant to Section 9 hereof. Dissolution of the Partnership shall occur only upon the occurrence of one of the events specified in Section 9 and, pursuant thereto, the Partnership will be dissolved and liquidated.

2. PARTNERS. The Partnership shall consist of the General Partners and the Limited Partner (the General Partners and the Limited Partner are sometimes referred to herein collectively as the "Partners" and individually as a "Partner," which terms shall include any party hereinafter admitted to the Partnership and exclude any party that ceases to be a party). The business address of each Partner is as follows:

General Partner                   General Partner       Limited Partner
---------------                   ---------------       ---------------
The New World Power Corporation   DB Power, Inc.        DB Power, Inc.
500 Rue Notre Dame                500 Rue Notre Dame    500 Rue Notre Dame
Lachine, Quebec                   Lachine, Quebec       Lachine, Quebec
Canada, H8S 2B2                   Canada, H8S 2B2       Canada, H8S 2B2

3. CAPITAL CONTRIBUTIONS.

      3.1 Contributions; Percentage Interest. Each Partner shall contribute to the Partnership the amount (a "Capital Contribution") shown opposite its name below and, in exchange therefor, shall have a percentage interest in the Partnership shown opposite its name below:

                            Capital            Nature of         Percentage
Name of Partner           Contribution         Interest           Interest
---------------           ------------         --------           --------
The New World Power         $49.50           General Partner        49.5%
  Corporation
DB Power, Inc.              $49.50           General Partner        49.5%
DB Power, Inc.              $ 1.00           Limited Partner         1.0%


      3.2 Except as provided for in Section 3.3 hereof, no Partner shall have the right to withdraw or reduce its contribution of capital to the Partnership. Capital Contributions shall be returned only upon the dissolution of the Partnership and distribution of its assets as provided in Article 9; provided, however, that the General Partners shall have no personal liability for repayment of the Capital Contributions of the Limited Partner. No interest shall be paid on any Capital Contributions made by any Partners to the Partnership.

      3.3 Upon each General Partner satisfying its Capital Contribution pursuant to Section 3.1 hereof, all additional development costs incurred by the Partnership shall be paid by the General Partners on a fifty/fifty basis. In the event that a General Partner does not pay its fifty percent share of any future development costs incurred by the Partnership, then such General Partner shall be deemed to be a "breaching partner" and the other General Partner (the "non-breaching partner") shall have the right to pay the "breaching partner's" fifty percent share of such development costs. Any payments made by such non-breaching party shall be added to the non-breaching party's Capital Contribution and deducted from the breaching partner's Capital Contribution.

4. ALLOCATION AND DISTRIBUTIONS.

      4.1 Distributions. Any cash or other assets of the Partnership which the General Partners may from time to time determine are not reasonably needed to carry on the business of the Partnership and which the General Partners may decide to distribute, shall be distributed to the Partners in proportion to their Capital Contribution.

      4.2 Partner's Shares of Tax Profits and Losses. The tax profits, tax losses and tax credits of the Partnership, for state and federal income tax purposes, for each taxable year of the Partnership, shall be allocated among the Partners in proportion to their Capital Contribution.

5. AUTHORITY OF THE GENERAL PARTNERS.

      Each of the General Partners shall have the full authority and right to manage the business of the Partnership and shall have all of the rights and powers which may be possessed by general partners under the Act including, without limitation, the right and power to:

      (a) Acquire by purchase, lease, or otherwise any real or personal property which may be necessary, convenient, or incidental to the accomplishment of the purposes of the Partnership;

      (b) Operate, maintain, finance, improve, construct, own, grant options with respect to, sell, convey, assign, mortgage, and lease any real estate and any personal property necessary, convenient, or incidental to the accomplishment of the purposes of the Partnership;

      (c) Execute any and all agreements, contracts, documents, certifications, and instruments necessary or convenient in connection with the purpose of the Partnership, or in connection with managing the affairs of the Partnership, including, but not limited to, a power purchase agreement with Texas Utilities, any financing agreements, operation and maintenance agreements, and construction agreements.

      (d) Borrow money and issue evidences of indebtedness necessary, convenient, or incidental to the accomplishment of the purposes of the Partnership, and secure the same by mortgage, pledge, or other lien on any asset owned by the Partnership (the "Partnership Assets");

      (e) Execute, in furtherance of any or all of the purposes of the Partnership, any deed, lease, mortgage, deed of trust, mortgage note, promissory note, bill of sale, contract, or other instrument purporting to convey or encumber any or all of the Partnership Assets;

      (f) Prepay in whole or in part, refinance, recast, increase, modify, or extend any liabilities affecting the Partnership Assets and in connection therewith execute any extensions or renewals of encumbrances on any or all of the Partnership Assets;

      (g) Care for and distribute funds to the General Partner and Limited Partner by way of cash, income, return of capital, or otherwise, all in accordance with the provisions of this Agreement, and perform all matters in furtherance of the purposes of the Partnership or this Agreement;

      (h) Contract on behalf of the Partnership for the employment and services of employees and/or independent contractors, such as lawyers and accountants, and delegate to such persons the duty to manage or supervise any of the assets or operations of the Partnership;

      (i) Engage in any kind of activity and perform and carry out contracts of any kind (including contracts of insurance covering risks to Partnership Property and General Partner liability) necessary or incidental to, or in connection with, the accomplishment of the purposes of the Partnership, as may be lawfully carried on or performed by a Partnership under the laws of each state in which the Partnership is then formed or qualified;

      (j) Obtain all permits and governmental approvals necessary in furtherance of the purpose of the Partnership;

      (k) Take, or refrain from taking, all actions, not expressly prescribed or limited by this Agreement, as may be necessary or appropriate to accomplish the purposes of the Partnership; and

      (l) Institute, prosecute, defend, settle, compromise, and dismiss lawsuits or other judicial or administrative proceedings brought on or in behalf of, or against, the

Partnership or the Partners in connection with activities arising out of, connected with, or incidental to this Agreement, and to engage counsel or others in connection therewith.

6. LIABILITY AND INDEMNIFICATION OF GENERAL PARTNERS.

      6.1 Liability. As among the Partners, no personal liability shall be imposed upon any General Partner by reason of any act or omission occurring in the course of its management or control of the Partnership, for damages or otherwise, except for such General Partner's gross negligence, fraud, bad faith or willful misconduct or a breach of any provision of this Agreement.

      6.2 Indemnification. The Partnership shall indemnify and hold harmless each General Partner and its officers, directors, employees and other representatives from and against any loss, expense, damage or injury suffered or sustained by any of them by reason of any acts, omissions or alleged acts or omissions arising out of his activities on behalf of the Partnership, including without limitation, any judgment, award, settlement, reasonable attorney's fees and costs and expenses incurred in connection with the defense and settlement of any actual or threatened action, proceeding or claim, unless such acts, omissions or alleged acts or omissions were made as a result of the gross negligence, fraud, bad faith or willful misconduct by such General Partner or a breach of any provision of this Agreement by such General Partner.

7. TRANSFERS OF INTERESTS. No Partner may transfer or assign all or any part of its interest in the Partnership without the consent of the other Partners.

8. WITHDRAWAL OF PARTNERS. Any Partner may withdraw from the Partnership at any time pursuant to an amendment to this Agreement signed by all Partners and such substituted or additional partners as may be admitted to the Partnership pursuant to such amendment. The effectiveness of any such amendment shall, as to the Partner designated as withdrawing Partner in such amendment, constitute the withdrawal of such Partner as a Partner in the Partnership and, because of such withdrawal, such Partner shall not thereafter be required to make any Capital Contribution of any kind whatsoever as a Partner in the Partnership.

9. DISSOLUTION AND TERMINATION.

      9.1 Events of Dissolution. The Partnership shall be dissolved upon the first to occur of the following events (an "Event of Termination"):

            (a) The date ninety (90) days after the concurrent withdrawal of both General Partners from the Partnership, unless during such period all of the Limited Partners agree to continue the business of the Partnership and to the appointment of one or more successor general partners; or

            (b) In the event that there is only one General Partner, the date that is ninety (90) days after the withdrawal of such sole General Partner from the Partnership, unless during such period, all of the Limited Partners agree to continue the business of the Partnership and to the appointment of one or more successor General Partners; or

            (c) The election to terminate the Partnership by the affirmative vote of a majority of the General Partners; but in any event not later than December 31, 2024.

      9.2 Winding-Up. Upon the occurrence of an Event of Termination, the Partnership shall be dissolved and wound up. In connection with the dissolution and winding-up of the Partnership, the General Partners, or if there are no General Partners, the Limited Partners, shall proceed with the dissolution of the Partnership, the sale of the Partnership's assets and the final distribution of the assets and proceeds of the sale thereof as contemplated by Section 9.3.

      9.3 Distributions Upon Dissolution and Winding-Up. In the event of dissolution of the Partnership, the assets and proceeds from the sale of the assets of the Partnership shall be applied and/or distributed in one or more installments as determined by the General Partners or, if the dissolution shall be caused by the failure to continue the business of the Partnership following the withdrawal of a general partner, by the remaining Partners, in the following order or priority:

            (a) Payment of debts and liabilities of the Partnership (other than any loans or advances made by Partners to the Partnership) and the expenses of liquidation; provided, however, that the General Partners shall have the right to designate the order in which specific liabilities are to be satisfied out of Partnership Assets, to the extent permitted with reference to the order provided by law, in order to minimize the risk of personal liability on the part of any Partner;

            (b) Establishment of reserves deemed reasonably necessary to cover contingent or unforeseen liabilities or obligations of the Partnership or any General Partner arising out of or in connection with the Partnership. These reserves may be paid over to an attorney-at-law or a bank or trust company to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and at the expiration of such period as the General Partners shall deem advisable, any then remaining balance shall be distributed as the General Partners shall direct but in accordance with the order of priority set forth in classes (c) and (d) below;

            (c) The repayment of any loans or advances made by the Partners to the Partnership, plus accrued interest thereon, but if the amount available for such repayment shall be insufficient then pro rata on account thereof;

            (d) To the Partners in proportion to their Capital Contributions.

10. AMENDMENTS. This Agreement may be modified or amended only with the written consent of the General Partners and a majority-in-interest of the Limited Partners.

11. MISCELLANEOUS.

      11.1 Waiver of Partition. Each of the Partners hereby irrevocably waives any and all rights that it may have to maintain any action for partition of any of the Partnership's property.

      11.2 Choice of Law. This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

      11.3 Successors and Assigns. Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties hereunder and their legal representatives, heirs, administrators, executors, successors and assigns.

      11.4 Expenses of Organization. Upon each General Partner satisfying its initial Capital Contribution pursuant to Section 3.1 hereof, the Partnership shall pay all expenses of each General Partner for legal and accounting services incurred in connection with the organization of the Partnership.

      11.5 Severability. If any provision of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      11.6 No Waiver. The failure of any Partner to insist upon strict performance of a covenant hereunder or of any obligation hereunder or to exercise any right or remedy hereunder, regardless of how long such failure shall continue shall not be a waiver of such Partner's right to demand strict compliance therewith in the future unless such waiver is written and signed by the Partner giving the same.

      11.7 Counterparts. This Agreement may be executed in multiple copies, each of which shall for all purposes constitute one Agreement which is binding on the Partners notwithstanding that all parties are not the signatories to the same copy.

      IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Agreement of Limited Partnership as of the date first above written.

                              General Partner

                              THE NEW WORLD POWER CORPORATION


                              By:____________________________________
                                   Fred A. Mayer
                                   Acting Chief Financial Officer

                              General Partner

                              DB POWER, INC.


                              By:____________________________________
                                   Vitold Jordan
                                   Its Vice President

                              Limited Partner:

                              DB POWER, INC.


                              By:____________________________________
                                   Vitold Jordan
                                   Its Vice President

Exhibit 10(ll)

                AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT
                       OF LIMITED PARTNERSHIP OF NEW WORLD
                POWER TEXAS RENEWABLE ENERGY LIMITED PARTNERSHIP

            THIS AMENDMENT NO. 1 (this "Amendment") to the Amended and Restated Agreement of Limited Partnership of New World Power Texas Renewable Energy Limited Partnership (the "Partnership Agreement") dated as of September 29, 1997, between The New World Power Corporation ("New World") and DB Power, Inc. ("DBI").

            WHEREAS, pursuant to the Partnership Purchase Agreement dated as of October 21, 1997, among Big Springs Holdings, Inc. ("Holdings"), Big Springs Texas Energy Management, Inc. ("Management"), New World Power Texas Renewable Energy Limited Partnership (the "Partnership"), New World and DBI, Management acquired the general partnership interests (the "GP Interests") of New World and DBI, and Holdings acquired the limited partnership interests (the "LP Interests") of DBI, respectively, in the Partnership;

            WHEREAS, upon the acquisition of New World's and DBI's respective GP Interests and DBI' s LP Interests, New World and DBI effectively withdrew as general partners and, with respect to DBI, as a limited partner of the Partnership;

            WHEREAS, pursuant to Section 8 of the Partnership Agreement, the admission of new members is required to be effected by way of amendment to the Partnership Agreement.

            NOW THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

            1. Management is hereby admitted to the Partnership as its sole general partner.

            2. Holdings is hereby admitted to the Partnership as its sole limited partner.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of October 23, 1997.

                                     BIG SPRINGS TEXAS ENERGY
                                     MANAGEMENT, INC.


                                     By:______________________________
                                        Name:  Michael Trachtenberg
                                        Title: Vice President

                                     BIG SPRINGS HOLDINGS, INC.

                                     By:______________________________
                                        Name:  Michael Trachtenberg
                                        Title: Vice President

Exhibit 10(ll)

                 BROOKLYN NAVY YARD COGENERATION PARTNERS L.P.,
                              A LIMITED PARTNERSHIP

                              AMENDED AND RESTATED
                             CONSTRUCTION LOAN NOTE

                                                                October 19, 1992

            FOR VALUE RECEIVED, BROOKLYN NAVY YARD COGENERATION PARTNERS, L.P, a Delaware limited partnership, having a principal place of business at Building 41, Brooklyn Navy Yard, Flushing Avenue and Cumberland Street, Brooklyn, New York ("Borrower"), unconditionally promises to pay to the order of Mission Energy New York, Inc., a California corporation having a principal place of business at 18101 Von Karman Avenue, Suite 1750, Irvine, California, or its successors or assigns ("Payee"), in the manner and in the place hereinafter provided, on the MATURITY DATE, AS DEFINED BELOW, the unpaid principal amount of all advances made by Payee to Borrower as Construction Loans (each such advance a "Loan" and collectively, the "Loans") under the Partnership Agreement referred to below, together with accrued interest thereon at the rates and in the manner herein provided.

            1. Principal.

            This Note is the "Construction Loan Note," issued pursuant to, and entitled to the benefits of, that certain Limited Partnership Agreement, dated as of October 19, 1992, (as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Partnership Agreement") between B-4l Associates, L.P., a Delaware limited partnership, ("York Partners") and Payee, to which reference is made for the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Partnership Agreement.

            2. Interest.

            Borrower agrees to pay interest on the unpaid principal amount of each of the Loans evidenced by this Note from and including each of the respective dates specified on Attachment I hereto as the dates such Loans were made until payment in full at a fluctuating rate per annum which shall be determined in accordance with provisions of the Partnership Agreement (but, in any event, no greater than the Maximum Lawful Rate, as defined in the Partnership Agreement); provided, that after neither Payee nor any MENY Affiliate holds a General Partner Interest in the

Borrower, any principal amount not paid when due and, to the extent permitted by applicable law, any interest not paid when due, in each case whether at maturity, by required prepayment, declaration, acceleration, demand or otherwise (both before as well as after judgment), shall bear interest at the default rate provided in Section 6 hereof. Interest on this Note shall be payable in arrears on each day any principal is due and payable pursuant to the terms of the Partnership Agreement, upon any Prepayment of this Note pursuant to Section 5 hereof (to the extent accrued on the amount being prepaid) and on the Maturity Date. Each payment made hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal, and interest shall thereupon cease to accrue upon the principal so credited. All computations of interest accrued and payable hereunder shall be made daily on the basis of a 365-day or 366-day year and the actual number of days elapsed.

            3. Maturity Date.

            The entire unpaid balance of the principal amount owed hereunder, together with all accrued and unpaid interest thereon, shall be due and payable on the date of acceleration upon an Event of Default under Section 9 hereof (the "Maturity Date"), subject to the provisions for prepayment, pursuant to Section 5 hereof.

            4. Payments.

            All payments of principal, interest or other amounts owed or payable under this Note shall be made in lawful money of the United States of America at such place as shall be designated by Payee in writing for such purpose in accordance with the terms of the Partnership Agreement. Until notified in writing of the transfer of this Note, Borrower shall be entitled to deem Payee, or such person who has been identified by the transferor in writing to Borrower as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof, it will make a notation on Attachment I hereto of all amounts advanced to Borrower as Construction Loans and any principal payments made; provided, however, that the failure to make a notation of any advances under or payments made on this Note shall not limit or otherwise affect the obligation of Borrower hereunder with respect to payments of principal or interest on this Note.

            Whenever any payment or any other amount payable in respect hereof shall be stated to be due on a day that is not a Business Day, such payment shall instead be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the payment of interest on this Note.

            5. Prepayments.

            Borrower shall prepay the principal of this Note, in whole or in part, together with all accrued and unpaid interest thereon and any other sums or charges, if any, then due hereunder as required under the terms of the Partnership Agreement (each such date, a "Prepayment

Date"). In addition, Borrower shall have the right at any time and from time to time to prepay on any Business Day the principal of this Note in whole or in part, upon at least five days prior written notice together with all accrued and unpaid interest thereon and any other sums or charges, if any, then due hereunder; provided, that any prepayments shall be credited to interest and principal owed hereunder as set forth in the penultimate sentence of Section 2 hereof. Any prepayment pursuant to this Section 5 shall be made without premium or penalty.

            6. Default Rate.

            To the extent permitted by applicable law and, in any event, only after neither Payee nor any MENY Affiliate holds a General Partner Interest in the Borrower, principal and interest due and payable hereunder and not paid when due (both before as well as after judgment), shall bear interest payable on demand at a rate per annum which is one percent (1.00%) above the rate provided in Section 2 hereof from the date such amount is due and payable until such amount shall be paid in full, provided, however, that in no event shall such rate exceed the Maximum Lawful Rate.

            7. Indemnification.

            Borrower agrees to indemnify and hold harmless the Payee for any loss, liability or expense including any reasonable attorneys" fees and expenses incurred by the Payee arising out of or in connection with the collection or enforcement of this Note.

            8. Representations and Warranties.

            Borrower hereby represents and warrants to Payee that:

            (a) it is a duly organized and validly existing limited partnership in good standing under the laws of the jurisdiction of its formation and has the partnership power and authority to own and operate its properties, to transact the business in which it is now engaged and to execute, deliver and perform its obligations under this Note;

            (b) this Note constitutes the duly authorized, legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms;

            (c) all acts, conditions, consents, grants of approvals and things required to be done and performed and required to have been granted by any Person in connection with the execution, delivery and performance of this Note have been effected, obtained or granted in compliance with all applicable laws;

            (d) the execution, delivery and performance by Borrower of this Note will not (i) violate any law, governmental rule or regulation, court order or agreement to which it is subject or by which its properties are bound or the charter documents or bylaws of Borrower or (ii) result in the creation of any lien or other encumbrance with respect to the property of Borrower.

            9. Events of Default.

            Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  a. Payments. After neither Payee nor any MENY Affiliate holds a General Partner Interest in the Borrower, Borrower shall default in the payment (i) when due, whether on any Prepayment Date or at maturity by declaration, acceleration, demand or otherwise, of all or any portion of the principal amount or interest hereunder payable as of such date or (ii) within 30 days after demand of any other amounts due and payable hereunder;

                  b. Dissolution. Any order, judgment or decree shall be entered against the Borrower in a proceeding instituted by Borrower decreeing the voluntary or involuntary dissolution or split up of the Borrower and such order shall remain undischarged and unstayed for a period in excess of 30 days; or the Borrower shall otherwise dissolve or cease to exist, whether by merger or otherwise; or

                  c. Bankruptcy, etc. If neither Payee nor any MENY Affiliate is a General Partner of the Borrower, the Borrower or any General Partner of the Borrower, shall commence a voluntary case concerning itself under Title Il of the United States Code entitled "Bankruptcy" as now or hereafter in affect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case shall be commenced against the Borrower or any General Partner thereof and shall not be dismissed or stayed within 60 days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) shall be appointed for, or take charge of, all or substantially all of the property of the Borrower or any General Partner thereof or commence any other proceeding under any arrangement, adjustment of debt, relief of debtors, insolvency or similar law of any jurisdiction whether arrangement, adjustments of debt, relief of debtors, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or a General Partner thereof, or there shall be commenced against the Borrower or any General Partner thereof any such proceeding which shall remain undismissed and unstayed for a period of 60 days, or the Borrower or any General Partner thereof shall be adjudicated insolvent or bankrupt; or any order of relief in any such case or proceeding shall be entered; or the Borrower or any General Partner thereof shall suffer any appointment of any custodian or the like for any substantial part of the Borrower's, or any of its respective Partner's property, to continue undischarged or unstayed for a period of 60 days; or the Borrower makes a general assignment for the benefit of creditors;

then (A) upon the occurrence of any Event of Default specified in clause (c) above, the principal amount owed hereunder, together with accrued interest thereon and any sums or charges due hereunder shall become immediately due and payable without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by Borrower) and (B) upon the occurrence during the continuance of any other Event of Default, Payee may by written notice to Borrower declare the entire unpaid balance of the principal amount owed hereunder, together with any accrued and unpaid interest thereon and any sums or charges due hereunder, immediately due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind (all of which are hereby expressly waived by Borrower).

            10. Notices.

            Any notice, demand or request required or permitted to be given or made hereunder shall be in writing and shall be deemed given or made when delivered in person, or when sent by facsimile transmission or other means of telecommunication when receipt is confirmed by the addressee thereof, or `if sent to Borrower or the Payee at the address set forth below (or such other address as shall be designated by notice to the other party as set forth in this section 10) by registered, certified or first class mail, upon delivery thereof.

            The address of Borrower is:

            Building 41
            Brooklyn Navy Yard
            Flushing Avenue and Cumberland Street
            Brooklyn, New York  11205
            with copies to:

            B-41 Associates, L.P.
            280 Park Avenue, Suite 2700 West
            New York, New York  10017
            Attention:  Michael Trachtenberg
                        Chief Financial Officer
            Telephone:  (212) 557-6200
            Fax No.:    (212) 557-5678

            and

            Moses & Singer LLP
            1301 Avenue of the Americas  40th Floor
            New York, New York
            Attention:  Philip S. Olick, Esq.
            Telephone:  (212) 554-7891
            Fax No.:    (212) 557-7700

            The address of Payee is:

            18101 Von Karman Avenue, Suite 1700
            Irvine, California  92715
            Attention:  General Counsel
            Telephone:  (714) 798-7957
            Fax No.:    (714) 757-0807

            11. Waiver.

            Borrower hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note, and expressly agrees that, without in any way affecting the liability of Borrower hereunder, the Payee may extend the Maturity Date, any Prepayment Date or the time for payment of any amount due under the Note or the Partnership Agreement, accept any security, release any party liable hereunder or thereunder and release any security now or hereafter securing this Note without in any other way affecting the liability and obligations of Borrower.

            12. Severability.

            Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable; provided however, that notwithstanding anything to the contrary contained herein, this Note shall be subject to the terms and conditions, and shall be construed in accordance with, the Partnership Agreement.

            13. Headings.

            Headings at the beginning of each numbered section of this Note are intended for convenience of reference and are not to be deemed or construed to be a part of this Note.

            14. Assignment.

            Borrower may not assign its obligations under this Note and Borrower hereby acknowledges its obligations under this Note are not assignable. Borrower further acknowledges that the Payee may transfer, assign or grant a participation in all or a portion of its rights hereunder to an affiliate of Payee, or as collateral to a lender, or to a transferee in connection with an assignment or transfer of Payee"s Interest in the Partnership pursuant to the Partnership Agreement.

            15. Limitation of Liability.

            Notwithstanding anything to the contrary in this Note, no recourse shall be had, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, for the payment of any of the obligations owed hereunder, against any Partner of Borrower individually or personally, any successor or Affiliate or partner of any Partner of Borrower, or any of the assets of the aforesaid persons, it being expressly understood that the sole remedies available to Payee pursuant to this Note with respect to the obligations owed hereunder shall be against the Borrower; provided that nothing in this Section 15 shall constitute a waiver, release or discharge of any of the obligations owed hereunder, but the same shall continue until fully paid, discharged, observed or performed.

            16. Obligations Absolute.

            Subject to Section 15 hereof, no reference herein to the Partnership Agreement and no provision of this Note or the Partnership Agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

            Borrower is a partnership and the agreement herein contained shall remain in full force and effect notwithstanding any changes in the Persons composing such partnership, and the term "Borrower", as used herein, shall include any alternate or successor partnerships, but any predecessor partnerships and their respective partners shall not thereby be released from any liability. Payee may renew or extend any of the liabilities of any of the Partners of the Partnership and may make additional advances or extensions of credit to any of them or release or fail to set off any deposit account or credit of any of them or grant other indulgences to any of them, all from time to time, before or after the maturity hereof, with or without further notice to or assent from any of the other Partners or other parties liable with respect hereto. Without limiting any of the foregoing or any other provision of this Note, nothing contained in this Note shall be construed so as to modify the terms and conditions of the Partnership Agreement, including, without limitation, Payee's rights thereunder to receive any payments or distributions of any kind as provided for therein.

            17. Subordination.

            The Loans evidenced by this Note are subject to the terms of subordination set forth in, and shall constitute Subordinated Debt within the meaning of, the Collateral Agency and Intercreditor Agreement dated as of December 1, 1997 among the Borrower, U.S. Trust Company of New York, as Collateral Agent, and the other parties named therein, which are incorporated by reference herein.

            IN WITNESS WHEREOF, the undersigned has executed this Note and delivered the same as the date first written above.

                                    BROOKLYN NAVY YARD COGENERATI0N
                                    PARTNERS,  L.P.

                                    By: B-41 ASSOCIATES, L.P.
                                        By:   B-41 Management Corp.,
                                        its Managing General Partner


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                    By: MISSION  ENERGY  NEW  YORK,  INC.


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                  ATTACHMENT I

                     TRANSACTIONS ON CONSTRUCTION LOAN NOTE

                        Amount of      Amount of      Outstanding
         Amount of      Principal      Interest       Principal
         Loan Made      Paid           Paid           Balance       Notation
Date     This Date      This Date      This Date      This Date     Made By
----     ---------      ---------      ---------      ---------     -------


                                Attachment I - 1

Exhibit 10(ll)
                               PRIORITY LOAN NOTE

                                                           B-41 ASSOCIATES, L.P.
                                                           A LIMITED PARTNERSHIP

                                                                October 19, 1992

            FOR VALUE RECEIVED, B-41 ASSOCIATES, L.P., a Delaware limited partnership, having a principal place of business at 280 Park Avenue, Suite 2700 West, New York, New York ("Borrower"), unconditionally promises to pay to the order of Mission Energy New York, Inc., a California corporation having a principal place of business at 18101 Von Karman Avenue, Suite 1750, Irvine, California or its successors or assigns ("Payee"), in the manner and in the place hereinafter provided, on the MATURITY DATE, AS DEFINED BELOW, the unpaid principal amount of all advances made by Payee to Borrower as Priority Loans (each such advance a "Loan" and collectively, the "Loans") under the Partnership Agreement referred to below, together with accrued interest thereon at the rates and in the manner herein provided.

            1. Principal.

            This Note is the "Priority Loan Note," issued pursuant to, and entitled to the benefits of, that certain Limited Partnership Agreement, dated as of October 19, 1992, (as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Partnership Agreement") between Borrower and Payee, to which reference is made for the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. Capitalized terms used herein without definition shall have the meanings set forth in the Partnership Agreement.

            2. Interest.

            Borrower agrees to pay interest on the unpaid principal amount of each of the Loans evidenced by this Note from and including each of the respective dates specified on Attachment I hereto as the dates such Loans were made until payment in full at a fluctuating rate per annum which shall be determined in accordance with provisions of the Partnership Agreement (but, in any event, no greater than the Maximum Lawful Rate, as defined in the Partnership Agreement); provided, that after neither Payee nor any MENY Affiliate holds a General Partner Interest in the Partnership, any principal amount not paid when due and, to the extent permitted by applicable law, any interest not paid when due, in each case whether at maturity, by required prepayment, declaration, acceleration, demand or otherwise (both before as well as after judgment), shall bear interest at the default rate provided in Section 6 hereof. Interest on this Note shall be payable in arrears on each day any principal is due and payable pursuant to the terms of the Partnership Agreement, upon any Prepayment of this Note pursuant to Section 5 hereof (to the extent accrued on the amount being prepaid) and on the Maturity Date. Each payment made hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal, and interest shall thereupon cease to accrue upon the principal so credited. All computations of interest accrued and payable hereunder shall be made daily on the basis of a 365-day or 366-day year and the actual number of days elapsed.

            3. Maturity Date.

            The entire unpaid balance of the principal amount owed hereunder, together with all accrued and unpaid interest thereon, shall be due and payable on the date of acceleration upon an Event of Default under Section 10 hereof (the "Maturity Date"), subject to the provisions for prepayment, pursuant to
Section 5 hereof.

            4. Payments.

            All payments of principal, interest or other amounts owed or payable under this Note or in respect of the New York Partners Security Agreement, as defined in the Partnership Agreement (the "Security Agreement"), shall be made in lawful money of the United States of America at such place as shall be designated by Payee in writing for such purpose in accordance with the terms of the Partnership Agreement. Until notified in writing of the transfer of this Note, Borrower shall be entitled to deem Payee, or such person who has been identified by the transferor in writing to Borrower as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof, it will make a notation on Attachment I hereto of all amounts advanced to Borrower as Priority Loans and any principal payments made; provided, however, that the failure to make a notation of any advances under or payments made on this Note shall not limit or otherwise affect the obligation of Borrower hereunder with respect to payments of principal or interest on this Note.

            Whenever any payment or any other amount payable in respect hereof or under the Security Agreement shall be stated to be due on a day that is not a Business Day, such payment shall instead be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the payment of interest on this Note.

            5. Prepayments.

            Borrower shall prepay the principal of this Note, in whole or in part, together with all accrued and unpaid interest thereon and any other sum or charges, if any, then due hereunder or under the Security Agreement, as required under the terms of the Partnership Agreement (each such date, a "Prepayment Date"). In addition, Borrower shall have the right at any time and from time to time to prepay on any Business Day the principal of this Note in whole or in part, upon at least five days prior written notice together with all accrued and unpaid interest thereon and any other sums or charges, if any, then due hereunder or under the Security Agreement; provided, that any prepayments shall be credited to interest and principal owed hereunder as set forth in the penultimate sentence of Section 2 hereof. Any prepayment pursuant to this Section 5 shall be made without premium or penalty.

            6. Default Rate.

            To the extent permitted by applicable law and, in any event, only after neither Payee nor any MENY Affiliate holds a General Partner Interest in the Partnership, principal and interest due and payable hereunder and not paid when due (both before as well as after judgment), shall bear interest payable on demand at a rate per annum which is one percent (1.00%) above the rate provided in Section 2 hereof from the date such amount is due and payable until such amount shall be paid in full, provided, however, that in no event shall such rate exceed the Maximum Lawful Rate.

            7. Security.

            This Note is secured by, and entitled to the benefits of, certain collateral as defined in and provided for in the Security Agreement. Reference is hereby made to the Security Agreement for a complete statement thereof and for a description of said collateral.

            8. Indemnification.

            Borrower agrees to indemnify and hold harmless the Payee for any loss, liability or expense including any reasonable attorneys' fees and expenses incurred by the Payee arising out of or in connection with the collection or enforcement of this Note or any of Payee's rights and remedies under the Security Agreement.

            9. Representations and Warranties.

            Borrower hereby represents and warrants to Payee that:

            (a) it is a duly organized and validly existing limited partnership in good standing under the laws of the jurisdiction of its formation and has the partnership power and authority to own and operate its properties, to transact the business in which it is now engaged and to execute, deliver and perform its obligations under this Note;

            (b) this Note constitutes the duly authorized, legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms;

            (c) all acts, conditions, consents, grants of approvals and things required to be done and performed and required to have been granted by any Person in connection with the execution, delivery and performance of this Note have been effected, obtained or granted in compliance with all applicable laws;

            (d) the execution, delivery and performance by Borrower of this Note will not (i) violate any law, governmental rule or regulation, court order or agreement to which it is subject or by which its properties are bound or the charter documents or bylaws of Borrower or (ii) result in the creation of any lien or other encumbrance with respect to the property of Borrower other than the lien created pursuant to the Security Agreement;

            10.   Events of Default.

            Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  a. Payments. After neither Payee nor any MENY Affiliate holds a General Partner Interest in the Partnership, Borrower shall default in the payment (i) when due, whether on any Prepayment Date or at maturity by declaration, acceleration, demand or otherwise, of all or any portion of the principal amount or interest hereunder payable as of such date or (ii) within 30 days after demand of any other amounts due and payable hereunder or under the Security Agreement;

                  b. Dissolution. Any order, judgment or decree shall be entered against the Partnership in a proceeding instituted by Borrower decreeing the voluntary or involuntary dissolution or split up of the Partnership and such order shall remain undischarged and unstayed for a period in excess of 30 days; or the Partnership shall otherwise dissolve or cease to exist, whether by merger or otherwise;

                  c. Bankruptcy, etc. The Borrower or any General Partner of the Borrower or, if neither Payee nor any MENY Affiliate is a General Partner of the Partnership, the Partnership or any General Partner of the Partnership, shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in affect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case shall be commenced against the Partnership, Borrower or any General Partner thereof and shall not be dismissed or stayed within 60 days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) shall be appointed for, or take charge of, all or substantially all of the property of the Partnership, Borrower or any General Partner thereof or commence any other proceeding under any arrangement, adjustment of debt, relief of debtors, insolvency or similar law of any jurisdiction whether arrangement, adjustments of debt, relief of debtors, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to the Partnership, Borrower or a General Partner thereof, or there shall be commenced against the Partnership, Borrower or any General Partner thereof any such proceeding which shall remain undismissed and unstayed for a period of 60 days, or the Partnership, Borrower or any General Partner thereof shall be adjudicated insolvent or bankrupt; or any order of relief in any such case or proceeding shall be entered; or the Partnership, Borrower or any General Partner thereof shall suffer any appointment of any custodian or the like for any substantial part of the Partnership's Borrower or any of their respective Partner's property, to continue undischarged or unstayed for a period of 60 days; or the Partnership makes a general assignment for the benefit of creditors; or

                  d. Security Agreement. Borrower shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Security Agreement, or the Security Agreement shall for any reason (other than by the written agreement of the Payee or any of its affiliates) cease in any material respect to be in full force and effect or to give the Payee the liens contemplated thereby, and in each case, such event continues unremedied for a period of 30 days after notice thereof is given to Borrower by Payee (which period shall be extended for up to 90 days so long as Borrower is diligently and in good faith pursuing a cure of such default);

            then (A) upon the occurrence of any Event of Default specified in clause (c) above, the principal amount owed hereunder, together with accrued interest thereon and any sums or charges due hereunder or under the Security Agreement, shall become immediately due and payable without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by Borrower) and (B) upon the occurrence during the continuance of any other Event of Default, Payee may by written notice to Borrower declare the entire unpaid balance of the principal amount owed hereunder, together with any accrued and unpaid interest thereon and any sums or charges due hereunder or under the Security Agreement immediately due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand or further notice of any kind (all of which are hereby expressly waived by Borrower).

            11. Notices.

            Any notice, demand or request required or permitted to be given or made hereunder shall be in writing and shall be deemed given or made when delivered in person, or when sent by facsimile transmission or other means of telecommunication when receipt is confirmed by the addressee thereof, or if sent to Borrower or the Payee at the address set forth below (or such other address as shall be designated by notice to the other party as set forth in this
Section 11) by registered, certified or first class mail, upon delivery thereof.

      The address of Borrower is:

            280 Park Avenue, Suite 2700 West
            New York, New York  10017
            Attention:  Michael Trachtenberg
                        Chief Financial Officer
            Telephone:  (212) 557-6200
            Fax No.:    (212) 557-5678

      With a copy to:

            Moses & Singer LLP
            1301 Avenue of the Americas
            New York, New York
            Attention:  Philip S. Olick, Esq.
            Telephone:  (212) 554-7891
            Fax No.:    (212) 557-7700

      The address of Payee is:

            18101 Von Karman Avenue
            Suite 1700
            Irvine, California 92715
            Attention:  General Counsel
            Telephone:  (714) 798-7957
            Fax No.:    (714) 757-0807

            12. Waiver.

            Borrower hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note, and expressly agrees that without in any way affecting the liability of Borrower hereunder, the Payee may extend the Maturity Date, any Prepayment Date or the time for payment of any amount due under the Note, the Security Agreement or the Partnership Agreement, accept additional security, release any party liable hereunder or thereunder and release any security now or hereafter securing this Note without in any other way affecting the liability and obligations of Borrower.

            13. Severability.

            Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable; provided however, that notwithstanding anything to the contrary contained herein, this Note shall be subject to the terms and conditions, and shall be construed in accordance with, the Partnership Agreement.

            14. Headings.

            Headings at the beginning of each numbered section of this Note are intended for convenience of reference and are not to be deemed or construed to be a part of this Note.

            15. Assignment.

            Borrower may not assign its obligations under this Note and Borrower hereby acknowledges its obligations under this Note and are not assignable. Borrower further acknowledges that the Payee may transfer, assign or grant a participation in all or a portion of its rights hereunder to an affiliate of Payee, or as collateral to a lender, or to a transferee in connection with an assignment or transfer of Payee's Interest in the Partnership pursuant to the Partnership Agreement.

            16. Limitation of Liability.

            Notwithstanding anything to the contrary in this Note, no recourse shall be had, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, for the payment of any of the obligations owed hereunder, against Borrower individually or personally, any successor or Affiliate or partner of any Partner of Borrower, or any of the assets of the aforesaid persons, it being expressly understood that the sole remedies available to Payee pursuant to this Note with respect to the obligations owed hereunder shall be against the Collateral as defined under the Security Agreement; provided that nothing in this Section 16 shall (i) constitute a waiver, release or discharge of any of the obligations owed hereunder, but the same shall continue until fully paid, discharged, observed or performed, or (ii) in any way limit or restrict any right of Secured Party as defined under the Security Agreement to foreclose the security interests granted pursuant to the Security Agreement or otherwise realize upon any of the Collateral.

            17. Obligations Absolute.

            Subject to Section 16 hereof, no reference herein to the Partnership Agreement and no provision of this Note or the Partnership Agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

            Borrower is a partnership and the agreement herein contained shall remain in full force and effect notwithstanding any changes in the Persons composing such partnership, and the term "Borrower", as used herein, shall include any alternate or successor partnership, but any predecessor partnerships and their respective partners shall not thereby be released from any liability. Payee may renew or extend any of the liabilities of any of the partners of the partnership and may make additional advances or extensions of credit to any of them or release or fail to set off any deposit account or credit of any of them or grant other indulgences to any of them, all from time to time, before or after the maturity hereof, with or without further notice to or assent from any of the other partners or other parties liable with respect hereto. Without limiting any of the foregoing or any other provision of this Note, nothing contained in this Note shall be construed so as to modify the terms and conditions of the Partnership Agreement, including, without limitation, Secured Party's rights thereunder to receive any payments or distributions of any kind with respect to the Collateral or as otherwise provided for therein.

            IN WITNESS WHEREOF, the undersigned has executed this Note and delivered the same as the date first written above.

                                    B-41 ASSOCIATES, L.P.


                                    By:   B-41 Management Corp.,
                                          its Managing General Partner


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:

                                  ATTACHMENT I

                       TRANSACTIONS ON PRIORITY LOAN NOTE

                                                       Outstanding
          Amount of   Amount of        Amount of       Principal
          Loan Made   Principal Paid   Interest Paid   Balance this   Notation
Date      this Date   this Date        this Date       Date           Made By
----      ---------   ---------        ---------       ----           -------



Exhibit 10(ll)

                               SECURITY AGREEMENT

            This SECURITY AGREEMENT (this "Agreement") is dated as of October 19, 1992 and entered into by and between B-41 ASSOCIATES, L.P., a Delaware limited partnership ("Grantor"), and MISSION ENERGY NEW YORK, INC., a California corporation ("Secured Party").

                                    RECITALS

            A. Grantor and Secured Party are parties to that certain Limited Partnership Agreement dated as of October 19, 1992 (as it may hereafter be amended, supplemented or otherwise modified form time to time, the "Partnership Agreement"), and, pursuant to the terms thereof, Grantor owns a limited partnership interest in Brooklyn Navy Yard Cogeneration Partners, L.P., a Delaware limited partnership formed pursuant to the Agreement (the "Partnership");

            B. Pursuant to the terms and conditions set forth in the Partnership Agreement, Secured Party may, from time to time, advance moneys and extend certain loans referred to therein as Priority Loans (collectively, the "Loans").

            C. Secured Party has agreed to enter into the Partnership Agreement and to make the Loans only if Grantor grants the security interests and undertakes the obligations contemplated by this Agreement.

            D. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given them in the Partnership Agreement.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to make the Loans under the Partnership Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Security Party as follows:

            SECTION 1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

            "Code" has the meaning given that term in Section 12 hereof.

            "Collateral" has the meaning given that term in Section 2 hereof.

            "Event of Default" means an event of default under the Note.

            "Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien (including judgement liens, liens of mechanics, suppliers and other Persons for the provision of goods or services, rights of set off and all other liens arising under statute, common law or judicial interpretation), charge, claim (including reclamation claims), security interest, easement or encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction.

            "Note" means the Priority Loan Note.

            "Pledged Interest" means the portion of Grantor's Limited Partner Interest under the Partnership Agreement equal to a 30% interest in the Partnership.

            "Proceeds" shall mean "proceeds" as such term is defined in the Code and, in any event, shall include (i) proceeds of any insurance, indemnity, warranty or guaranty payable to Grantor or Secured Party from time to time with respect to any of the Collateral, (ii) payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral and (iii) other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Secured Obligations" has the meaning given that term in Section 3 hereof.

            "Security Documents" shall mean this Agreement, and all other documents and agreements (including any amendment, modification, extension, supplementation or renewal thereof) executed by Grantor or the Partnership after the date hereof and now or hereafter securing the Secured Obligations or evidencing the security interest granted hereunder.

            SECTION 2. Grant of Security Interest. Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the following (the "Collateral"):

            (a) all of Grantor's right, title and interest as a limited partner in the Partnership with respect to the Pledged Interest, whether now owned or hereafter acquired, including without limitation all of Grantor's right, title and interest in, to and under the Partnership Agreement with respect to the Pledged Interest, together with all other rights, interests, claims and other property of Grantor in any manner arising out of or relating to the Pledged Interest, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, and further including, without limitation, all of the rights of Grantor as a limited partner: (i) to (x) receive money due and to become due (including without limitation dividends, distributions, interest, income from partnership properties and operations, proceeds of sale of partnership assets and returns of capital) under or pursuant to the Partnership Agreement with respect to the Pledged Interest, (y) receive payments upon termination of the Partnership Agreement with respect to the Pledged Interest, and (z) receive any other payments or distributions, whether cash or noncash, in respect of Grantor's limited partnership interest evidenced by the Partnership Agreement with respect to the Pledged Interest; and (ii) in and with respect to claims and causes of action arising out of or relating to the Partnership to the extent Grantor's rights with respect to such claims and causes of action relate to or arise in respect of the Pledged Interest;

            (b) all Proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. Notwithstanding the foregoing, the "Collateral" shall not include any contract which by its terms prohibits assignments thereof or security interests therein, unless consent from the relevant party or parties has been obtained to the security interests granted hereunder, or any contract in which the granting of a security interest is prohibited under applicable law; provided that the foregoing exclusion shall not apply to the extent that any term in a contract between an account debtor and Grantor (A) prohibits assignment of an account or requires the account debtor's consent to such assignment or security interest or
(B) prohibits creation of a security interest in a general intangible for money due or to become due or requires the account debtor's consent to such assignment or security interest to the extent the Code so provides.

            SECTION 3. Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Note and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "Secured Obligations").

            SECTION 4. No Assumption. Notwithstanding any of the foregoing, this Agreement shall not in any way be deemed to obligate Secured Party, or any purchaser at a foreclosure sale under this Agreement to assume any of Grantor's obligations, duties, expenses or liabilities under the Partnership Agreement or under any and all other agreements now existing or hereafter drafted or executed (collectively, the "Grantor Obligations") unless Secured Party, or any such Purchaser otherwise expressly agrees to assume any or all of said Grantor Obligations in writing. In the event of foreclosure by Secured Party, Grantor shall remain bound and obligated to perform the Grantor Obligations and Secured Party shall not be deemed to have assumed any of such Grantor Obligations except as provided in the preceding sentence.

            SECTION 5. Representations and Warranties. Grantor represents and warrants as follows:

            (a) Description of Collateral. Grantor is the owner and holder of the Pledged Interest.

            (b) Partnership Agreement. The Partnership Agreement has been duly authorized, executed and delivered by Grantor and is in full force and effect, except to the extent the effectiveness thereof may be limited by, or requires, any action by or in respect of Secured Party or any affiliate thereof.

            (c) Ownership of Collateral. Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien except for the security interest created by this Agreement. Grantor has the full power, authority and legal right to convey, transfer and assign its interest in the Collateral pursuant to this Agreement. No effective financing statement or other instrument similar in effect covering all or any port of the Collateral is on file in any filing or recording office except such as may have been filed in favor of Secured Party relating to this Agreement.

            (d) Office Locations; Fictitious Names. The chief place of business, the chief executive office and the office where Grantor keeps its records regarding the Collateral is, and has been for the four month period preceding the date hereof, located at 280 Park Avenue, Suite 2700 West, New York, New York. Grantor does not do business under any tradename or fictitious business name.

            (e) Consents or Governmental Authorizations. No consent of any other Person (including, without limitation, the general partner or any limited partner of the Grantor or any creditor of Grantor), and no authorization, approval or other action by, and no notice to or filing (other than the timely filing of the financing statements under the Code pursuant to Section 5(f) hereof) with, any governmental authority or regulatory body is required for either (i) the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Grantor or (ii) the perfection of the security interest granted hereunder or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Grantor).

            (f) Perfection. This Agreement, together with the filing of financing statements under the Code in the jurisdictions identified on Schedule l hereto, creates a valid, perfected and first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

            (g) Validity of Agreement. This Agreement has been, and each instrument or document required hereunder will be, duly executed and delivered by Grantor, and this Agreement constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

            (h) Conflicts. The execution, delivery and performance of this Agreement and the documents or instruments required hereunder will not violate any provision of any existing law or regulation binding on Grantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Grantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Grantor is a party or by which Grantor or any of its assets may be bound, and will not result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

            (i) Litigation. There is no pending or threatened action or proceeding affecting Grantor before any court, governmental agency or arbitrator which may adversely affect the ability of Grantor to perform or observe any of its obligations hereunder or which would adversely affect Grantor's assignment, pledge or grant of a security interest hereunder.

            (j) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all respects.

            SECTION 6.     Further Assurances.

            (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, and (iii) at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

            (b) Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

            (c) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

            SECTION 7. Covenants of Grantor. Grantor shall:

            (a) after neither Secured Party nor any MENY Affiliate holds a General Partner Interest in the Partnership, not petition, request or take any other legal or administrative action which seeks, or may reasonably be expected, to rescind, terminate or suspend the Partnership Agreement, or (without the consent of the Secured Party) amend or modify the Partnership Agreement;

            (b) at its expense and after neither Secured Party nor any MENY Affiliate holds a General Partner Interest in the Partnership, (i) perform and comply in all material respects with all terms and provisions of the Partnership Agreement required to be performed or complied with by it, (ii) maintain the Partnership Agreement in full force and affect, (iii) enforce the Partnership Agreement in accordance with its terms and (iv) take all such action to that end as from time to time may be reasonably requested by Secured Party, in each case to the extent required in order to give effect to the provisions of Section
13.2.2 of the Partnership Agreement; provided, however, that nothing herein shall be construed so as to limit or modify any of Grantor's rights and obligations under the Partnership Agreement;

            (c) not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person, except for the security interest created by this Agreement;

            (d) notify Secured Party of any change in Grantor's name, identity or legal organizational structure within 15 days of such change;

            (e) give Secured Party 30 days' prior written notice of any change in Grantor's chief place of business, chief executive office or residence; and

            (f) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Grantor or any of the Collateral as a result of the failure to make such payment.

            SECTION 8. Voting Rights; Profits, Interest and Dividends.

            (a) So long as no Event of Default under the Note shall have occurred and be continuing:

                  (i) Grantor shall be entitled to exercise any and all voting and other consensual rights, if any, pertaining to the Collateral or any part thereof (including without limitation rights of approval arising under the Partnership Agreement) for any purpose not inconsistent with the terms of this Agreement; provided, however, that Secured Party shall give written notice to Grantor on or prior to the exercise of such right of the manner in which it believes Grantor's exercise of such rights shall be consistent with the terms of this Agreement; provided, further, that from and after the date neither Secured Party nor any MENY Affiliate has a General Partner Interest in the Partnership, Grantor shall give Secured Party at least ten Business Days' prior written notice of any proposed exercise of any such voting and other consensual rights (together with any supporting information or materials as Secured Party may request in order to make an informed decision thereon) and the manner in which it intends to exercise such rights (it being understood that Secured Party's failure to give the written notice set forth in the preceding proviso shall be deemed to manifest its belief that the exercise of such rights in the manner described by Grantor is consistent with the terms of this Agreement);

                  (ii) subject to the terms of the Partnership Agreement, including, without limitation, with respect to the repayment of the Loans, Grantor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all payments, including but not limited to profits, dividends and other distributions, paid in respect of the Collateral; provided, however, that any and all

                  (A) profits, dividends, and other distributions paid or
            payable other than in cash, and instruments and other property received, receivable or otherwise distributed, in each case in exchange for any Collateral, and

                  (B) profits, dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, shall be, and shall forthwith be delivered to Secured Party to hold as, Collateral and shall, if received by Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Grantor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with all necessary endorsements); and

                  (iii) Secured Party shall execute and deliver (or cause to be executed and delivered) to Grantor all such proxies and other instruments as Grantor may from time to time reasonably request for the purpose of enabling Grantor to exercise the voting and other consensual rights that it is entitled to exercise pursuant to Section 8(a)(i) and to receive the profits, dividends and other distributions that it is authorized to receive and retain pursuant to Section 8(a)(ii).

            (b) Upon the occurrence and during the continuation of an Event of Default under the Note:

                  (i) upon written notice from Secured Party to Grantor, all rights of Grantor to exercise the voting and other consensual rights, if any, that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

                  (ii) all rights of Grantor to receive any and all payments with respect to the Collateral under or in connection with the Partnership Agreement including but not limited to the profits, dividends, and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 8(a) (ii), shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold such payments as Collateral; and

                  (iii) all payments which are received by Grantor contrary to the provisions of Section 8 (b) (ii) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsement).

            SECTION 9. Secured Party Appointed Attorney-in-Fact. Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse and collect all instruments made payable to Grantor representing any payment of profits, dividends or any other distribution in respect of any of the Collateral;

            (c) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral; and

            (d) to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

            SECTION 10. Secured Party May Perform. If Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 14 hereof.

            SECTION 11. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property of a similar nature.

            SECTION 12.    Remedies.

            (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Secured Party may be the purchaser of any or all of the Collateral at any such sale and Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Forty may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby valves any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

            (b) Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit Company to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if Company would, or should, agree to so register it.

            (c) If Secured Party determines to exercise its right to sell any or all of the Collateral, upon written request, Grantor shall and shall cause Company from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number and nature of the interests included in the Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder as the same are from time to time in effect.

            SECTION 13. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

            FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with Section 14;

            SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) in such order as Secured Party shall elect; and

            THIRD: To the payment to or upon the order of Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

            SECTION 14.    Indemnity and Expenses.

            (a) Grantor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Security Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

            (b) Grantor will pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

            (c) Anything contained in this Agreement to the contrary notwithstanding, the obligations of Grantor set forth in this Section 14 are included herein solely for the purpose of including such obligations within the Secured Obligations, and such obligations shall in all respects be limited by the provisions of Section 26; accordingly, nothing in this Section 14 shall be construed in a manner which shall obligate Grantor to make any payment, or provide any security, to Secured Party with respect to such obligations apart from the grant of the security interest in the Collateral as set forth in Section 1 hereof.

            SECTION 15. Waivers by Grantor. Grantor hereby waives presentment, demand, or protest (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral. Except notices which are expressly provided for herein or in the Secured Obligations, Grantor hereby waives notice (to the extent permitted by applicable law) of any kind in connection with this Agreement. Grantor hereby further waives any claims of any nature whatsoever against Secured Party (and its respective directors, shareholders or controlling persons, officers, employees, agents, nominees and each of them) arising out of or related to the sale or transfer of the Collateral in accordance with this Agreement, notwithstanding that such sale or transfer occurred at such time or in such a manner as to directly or indirectly decrease the purchase price required to be paid for the Collateral.

            SECTION 16. Continuing Security Interest; Transfer of Note. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Secured Party may assign or otherwise transfer the Note held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Notwithstanding anything to the contrary contained herein, the rights and obligations of Grantor hereunder shall not be assigned to any Person without the prior written consent of Secured Party, in its sole discretion. Upon the indefeasible payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

            SECTION 17. Amendments; Etc. No amendment or waiver of any provision of this Agreement, or consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

            SECTION 18. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or one Business Day after being sent by registered or certified overnight mail, with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

            SECTION 19. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

            SECTION 20. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

            SECTION 21. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

            SECTION 22. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISION OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            SECTION 23. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Grantor designates and appoints the Partnership and such other Persons as may hereafter be selected by Grantor irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by Grantor to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered or certified mail to Grantor at its address provided in Section

18; provided that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by Grantor refuses to accept service, Grantor hereby agrees that service of process sufficient for personal jurisdiction in any action against Grantor in the State of New York may be made by registered or certified mail, return receipt requested, to Grantor at its address provided in Section 18, and Grantor hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Grantor in the courts of any other jurisdiction.

            SECTION 24. Waiver of Jury Trial. GRANTOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Secured Party each acknowledge that this waiver is a material inducement for Grantor and Secured Party to enter into a business relationship, that Grantor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

            SECTION 25. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

            SECTION 26.    No Recourse.

            (a) Notwithstanding anything to the contrary in this Agreement, no recourse shall be had, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, for the payment of any of the Secured Obligations, against Grantor individually or personally, any successor or Affiliate or partner of Grantor, or any of the assets of the aforesaid persons, it being expressly understood that the sole remedies available to Secured Party pursuant to this Security Agreement with respect to the Secured Obligations shall be against the Collateral; provided that nothing in this Section 26 shall (i) constitute a waiver, release or discharge of any of the Secured Obligations, but the same shall continue until fully paid, discharged, observed or performed, or
(ii) in any way limit or restrict any right of Secured Party to foreclose the security interests granted pursuant to this Security Agreement or otherwise realize upon any of the Collateral.

            (b) Without limiting any of the foregoing, nothing contained in this Agreement, including, without limitation, Section 8 hereof, shall be construed so as to modify the terms and conditions of the Partnership Agreement, including, without limitation, Secured Party's rights thereunder to receive any payments or distributions of any kind with respect to the Collateral or as otherwise provided for therein.

            SECTION 27. Marshalling; Payments Set Aside. Secured Party shall not be under any obligation to marshal any assets in favor of Grantor or any other party or against or in payment of any or all of the Secured Obligations. To the extent that Grantor makes a payment or payments to Secured Party or Secured Party enforces its security interest or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    B-41 ASSOCIATES, L.P.


                                    By:   B-41 Management Corp.,
                                          its Managing General Partner


                                          By:
                                             -----------------------------
                                             Name:
                                             Title:

                                    Notice Address:

                                    280 Park Avenue, Suite 2700 West
                                    New York, New York 10017

                                    Attention: Chief Financial Officer

                                          Telephone: (212) 557-6200
                                          Fax No.: (212) 557-5678

                                    MISSION ENERGY NEW YORK, INC.


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:

                                    Notice Address:

                                    18101 Von Karman Avenue
                                    Suite 1700
                                    Irvine, CA  92715

                                    Attention:  General Counsel

                                          Telephone: (714) 752-5588
                                          Fax No.: (714) 752-6401

Acknowledged as of this 19th day of October, 1992

BROOKLYN NAVY YARD COGENERATION
PARTNERS, L.P.


By:   B-41 ASSOCIATES, L.P.
      By:   B-41 Management Corp.,
            its Managing General Partner


      By:
          ---------------------------
      Name:
      Title:


By:   MISSION ENERGY NEW YORK, INC.


      By:
          ---------------------------
      Name:
      Title:

                        SCHEDULE 1 TO SECURITY AGREEMENT

Jurisdictions for the filing of UCC-1 financing statements

Secretary of State, New York
City Register, New York County, New York
City Register, Kings County, New York
Secretary of State, Delaware
Recorder of Deeds, Kent County, Delaware